                                                                     EXHIBIT 4.2

Number                                                         Shares
CST
COMMON STOCK                                                   NO PAR VALUE

                               [COMSTAR.NET LOGO]

                               comstar.net, inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                                               CUSIP 205663 10 7

This Certifies that

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                               comstar.net, inc.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:



/s/ Edward N. Landa                                     /s/ James C. Howell
-----------------------------                           -----------------------
SECRETARY                                               CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:           [SEAL]
  SUNTRUST BANK, ATLANTA
                  TRANSFER AGENT
                    AND REGISTRAR
BY
                  AUTHORIZED SIGNATURE
                               comstar.net, inc.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -    as tenants in common               UNIF GIFT MIN ACT-______ Custodian ______________
TEN ENT  -    as tenants by the entireties                          (Cust)           (Minor)
JT TEN   -    as joint tenants with right of                         under Uniform Gifts to Minors
              survivorship and not as tenants                        Act __________________________
              in common                                                          (State)



    Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________

                                    ____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         SIGNATURE(S) GUARANTEED:
                                    ____________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.